UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 28, 2026, the Board of Directors (the “Board”) of Equitable Holdings, Inc. (“Equitable” or the “Company”) established September 23, 2026, at 12:00 p.m. Eastern Time, as the date and time of Equitable’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). The Board has fixed the close of business on August 7, 2026 as the record date for determining stockholders of the Company who are entitled to vote at the 2026 Annual Meeting, including any adjournments or postponements thereof. The location of the 2026 Annual Meeting will be specified in the Company’s definitive proxy statement for the 2026 Annual Meeting (the “2026 Proxy Statement”) to be filed by the SEC on Schedule 14A.

Equitable’s 2025 annual meeting of stockholders was held on May 21, 2025 (the “2025 Annual Meeting”). The definitive proxy statement filed by the Company with the SEC on Schedule 14A on April 4, 2025 in connection with the 2025 Annual Meeting disclosed under “Proposals for the 2026 Annual Meeting of Stockholders” dates for submissions of stockholder proposals and director nominations for the 2026 Annual Meeting. The previously disclosed deadlines for submission of stockholder proposals and director nominations are being updated as set forth below.

Equitable is providing the following disclosure in accordance with Rule 14a-5(f) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Proposals for inclusion in our proxy statement

A stockholder who wishes to present a proposal for inclusion in our proxy statement for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such proposal to the Secretary at our principal executive offices. Pursuant to Rule 14a-8 under the Exchange Act, a new deadline will apply for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the 2026 Proxy Statement. Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be received no later than August 7, 2026, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials for the 2026 Annual Meeting. Proposals must comply with all requirements of Exchange Act Rule 14a-8. Submitting a proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable requirements.

Other stockholder proposals and director nominations

Under the notice provision of our By-laws, for director nominations or other business to be properly brought before an annual meeting by a stockholder where such nominees or business is not to be included in our proxy statement, the stockholder must deliver notice in writing to our Secretary, at our principal executive offices, not later than the close of business on August 7, 2026, which is the tenth day following the date of the public announcement of the date of the 2026 Annual Meeting. The notice must contain the notice and informational requirements described under Section 1.11 of our By-laws and applicable SEC rules, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act. The Chair of the meeting may refuse to acknowledge or introduce any stockholder nomination or business if it was not timely submitted or does not comply with our By-laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equitable Holdings, Inc.

By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Deputy General Counsel

Date: July 28, 2026

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